-1- AMENDED AND RESTATED MILLERKNOLL, INC. DIRECTOR DEFERRED COMPENSATION PLAN The MillerKnoll, Inc. Director Deferred Compensation Plan (the “Plan”) is intended to allow nonemployee directors of MillerKnoll, Inc. (the “Company”) to defer a portion of their income from the Company into certain permitted investments. This is an amendment and restatement of the Plan dated November 17, 2021 (the “Restatement Date”). The Plan was formerly known as the Herman Miller, Inc. Nonemployee Officer and Director Deferred Compensation Plan. 1. Purpose. The purposes of the Plan are to: (a) Allow nonemployee directors of the Company to defer a portion of their income from the Company into certain, permitted investments; and (b) Attract and retain highly qualified individuals to serve as nonemployee directors of the Company. To achieve these purposes, the Plan permits each nonemployee director of the Company to defer receipt of all or a portion of the total annual fees for Board or Committee chair services (collectively referred to as the “Annual Fees”) to his or her account under the Plan. 2. Effective Date and Term. This restatement of the Plan is dated and effective as of the Restatement Date. The Plan shall remain in effect until terminated by the Board. 3. Administration. The Plan shall be administered by the Committee and the Committee shall have the authority to administer the Plan as set forth in Section 12(b). 4. Eligibility and Participation. Each nonemployee director of the Company shall be eligible to participate in the Plan. A nonemployee director may begin participation in the Plan by electing to defer the payment of Annual Fees in accordance with Section 5. 5. Election to Participate. (a) Time and Filing. A nonemployee director may defer all (subject to the restrictions of any applicable Company policies) or a portion of the total Annual Fees for a Plan Year by filing with the Committee a completed election to participate for such Plan Year (an “Election to Participate”). The Election to Participate for a Plan Year must be submitted on or before December 15 of the previous calendar year. A person who first becomes eligible to participate in the Plan during a Plan Year must submit an Election to Participate within 30 days after becoming a nonemployee director, in order to be eligible to participate in the Plan for that Plan Year. (b) Form. The Election to Participate shall be made in writing on a form prescribed by the Committee (the “Election to Participate Form”). Exhibit 10.1

-2- (c) Content. On the Election to Participate Form, a Participant must: (i) Designate the dollar amount of the Annual Fees payable in cash to be deferred for the Plan Year (the “Cash Deferred Amount”); (ii) Designate the percentage of the Cash Deferred Amount to be allocated to each of the various investment funds selected by the Company; (iii) Designate the dollar amount of the Annual Fees payable in Common Stock to be deferred for the Plan Year (the “Stock Deferred Amount”); (iv) Specify the year of payment, with payment to be made in January (the “Deferred Termination Date”); (v) Elect one or more of the following payment events prior to the Deferred Termination Date (the events so elected, “Alternative Payment Events”): (A) The termination of the Participant’s service as a director of the Company; (B) The Participant’s death; (C) The Participant’s Disability; or (D) A Change in Control of the Company. (vi) Designate the type of payment in accordance with Section 8(c); and (vii) Designate one or more Beneficiaries to receive any credits in the Participant’s Account as of the date of his or her death. A Participant may change the Deferred Amount from Plan Year to Plan Year but may not change the Deferred Amount for a particular Plan Year after the election is made for that Plan Year. A Participant may not change the type of payment or extend the Deferred Termination Date unless (i) the Participant elects to make such changes at least 12 months prior to the original Deferred Termination Date and (ii) payment under the new election may begin no sooner than five years after the original Deferred Termination Date, unless the distribution occurs as a result of the Participant’s Alternative Payment Event. 6. Accounts. (a) Individual Accounts. The Company will create and maintain accounts to disclose the interest in the Plan of each Participant and Beneficiary. Credits and charges will be made to each account in accordance with the provisions of this Plan. Distributions and withdrawals will be charged to the account as of the date paid. Accounts will be adjusted for net income or loss from investments, including realized and unrealized gains and losses on securities and other investment transactions, less expenses paid. All assets

-3- will be valued at their fair market value in determining unrealized gains and losses. If any assets are segregated for any purpose, the income from the segregated assets will not be included in account adjustments. The income of the account will be determined in accordance with the rules established by the Committee. (b) Cash Account Investments. A Participant may direct the investment of the portion of his or her Account resulting from Cash Deferred Amounts (the “Cash Account”) into hypothetical investment funds selected by the Company in its sole discretion, which shall not include Common Stock or other securities of the Company. (For clarification, the restriction in the preceding sentence does not limit the use of Stock Deferred Amounts for the investment in Common Stock Units under Section 6(c) that are ultimately payable in Common Stock.) The earnings, gains, and losses for a Participant shall be determined as if the portion of the Participant’s Cash Account which was deemed to be invested in the investment fund had actually been invested in the investment fund during the relevant time period. The Company may add or remove hypothetical investment funds at any time. If a Cash Account is split between two or more investment funds, the Participant must specify the percentage of the Cash Account to be invested in each fund in accordance with the rules established by the Company. Each Participant may establish or revise investment directions as often as permitted by the Company and pursuant to the procedures established by the Company. The Company shall be under no obligation to make investments that correspond to the Participant’s investment elections, even though the Participant’s elections are used to determine the Participant’s earnings, gains, and losses. (c) Stock Account Investments. The portion of a Participant’s account resulting from Stock Deferred Amounts (the “Stock Account”) will be invested in Common Stock Units. “Common Stock Units” are hypothetical investments denominated in units of Common Stock. Participant’s Stock Account will be credited with a number of Common Stock Units equal to number of shares of Company Common Stock deferred. Unless determined otherwise by the Company, each Common Stock Unit will entitle a Participant to one share of Common Stock upon payment. Each time a dividend is paid on Common Stock, a Participant shall receive a credit to his or her Stock Account. The amount of the dividend credit shall be a number of Common Stock Units equal to the number of shares (rounded to the nearest 100th of a share) determined by multiplying (1) the dividend amount per share by (2) the number of Common Stock Units credited to the Participant’s Stock Account as of the record date for the dividend and dividing the product by the Fair Market Value on the dividend payment date. If the number of shares of Common Stock outstanding changes by reason of a stock dividend, stock split, recapitalization, or other general distribution of Common Stock or other securities to holders of Common Stock, the Company shall provide that the number of Common Stock

-4- Units in Participants’ Stock Accounts shall be adjusted in an equitable manner, as determined in the sole discretion of the Company. 7. Vesting. All amounts credited to a Participant’s account shall at all times be fully vested and nonforfeitable. 8. Payment. (a) Time of Payment. Payment to a Participant shall be made or, if installment payments have been elected, shall begin within 30 days after the Deferred Termination Date specified by the Participant in his or her Election to Participate or, if an Alternative Payment Event occurs prior to the Deferred Termination Date, 30 days after the first such Alternative Payment Event to occur. (b) Form of Payment. Payments from a Participant’s Cash Account will be made in the form of cash. Payments from a Participant’s Stock Account will be made in the form of Common Stock. (c) Type of Payment. If payment to a Participant is triggered by the occurrence of the Participant’s Deferred Termination Date, payment will be made in whichever of the following methods the Participant elects in his or her Election to Participate Form (the “Payment Election”): (i) A single lump sum payment within 30 days after the Deferred Termination Date; or (ii) Payment in annual installments over a period not to exceed 10 years, as the Participant shall elect, beginning 30 days after the Deferred Termination Date and annually thereafter on each anniversary date of the first payment, until fully distributed. If payment to a Participant is triggered by the occurrence of an Alternative Payment Event prior to the occurrence of the Participant’s Deferred Termination Date, the Participant’s entire account will be distributed in a single lump sum payment within 30 days after the Alternative Payment Event. 9. Termination or Amendment of Plan. At any time, the Board may terminate, suspend, or amend this Plan, with or without notice to Participants. If the Plan is terminated by the Board, no Deferrals may be credited after the effective date of such termination. The Board may make such changes in the design and administration of this Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority. 10. Unfunded Plan. The Company may establish a deferred compensation fund for the amounts to be credited under this Plan. The Company will be the owner of the fund and may invest the assets of the fund with the other assets of the Company, or may invest the assets in a separate account or accounts as determined by the Company. The Company may establish a trust for the fund and transfer the assets of the fund to the trust, but the assets of the trust will remain subject to the claims of the creditors of the Company.

-5- 11. Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth in this Section 11. (a) “Account” means the account maintained to record a Participant’s share of contributions to the Plan and allocation of income with respect to these contributions. (b) “Alternative Payment Event” has the meaning set forth in Section 5(c). (c) “Annual Fees” means the standard annual fees payable to each nonemployee director for service as a director of the Company plus the additional fees, if any, payable by the Company for his or her services as the chairperson of any committee of the Board, including chairperson of the Board. (d) “Beneficiary” means a person or persons, natural or otherwise, designated in accordance with the Plan to receive any death benefit payable under this Plan. (e) “Board” means the Board of Directors of MillerKnoll, Inc., a Michigan corporation, at the time the term is applied. (f) “Cash Deferred Amount” means the dollar amount of a Participant’s Annual Fees payable in cash which is deferred in a particular Plan Year in accordance with Section 5(c). (g) “Change in Control” means the occurrence of one or more of the following: (i) The acquisition, by any one person or more than one person “acting as a group” (as described in subparagraph (D), below), of Common Stock that, together with Common Stock held by such person or group, constitutes more than 50% of the total Fair Market Value or total voting power of Common Stock. (A) If any one person, or more than one person acting as a group, is considered to own more than 50% of the total Fair Market Value or total voting power of Common Stock, the acquisition of additional Common Stock by the same person or persons is not a Change in Control of the Company. (B) An increase in the percentage of Common Stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires Common Stock in exchange for property will be treated as an acquisition of Common Stock for purposes of paragraph (i). (C) Paragraph (i) applies only when there is a transfer of Common Stock (or issuance of Common Stock), and Common Stock remains outstanding after the transaction. (D) For purposes of this subsection (g), persons will not be considered to be acting as a group solely because they purchase or own Common Stock at the same time, or as a result of the same public offering.

-6- Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with the Company. If a person, including an entity, owns both Common Stock and stock of another corporation and the Company and such corporation enter into a merger, consolidation, purchase, or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in the Company prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. (E) For purposes of this subsection (g), Section 318 of the Code applies to determine the ownership of Common Stock. Common Stock underlying a vested option is considered owned by the individual who holds the vested option, and the Common Stock underlying an unvested option is not considered owned by the individual who holds the unvested option. However, if a vested option is exercisable for Common Stock that is not “substantially vested” (as that term is defined in Section 1.83-3(b) and (j) of the Treasury Regulations), the Common Stock underlying the option is not treated as owned by the individual who holds the option. (F) For purposes of this subsection (g), a “person” means an individual, a trust, estate, partnership, association, company, or corporation; (ii) The acquisition, by any one person or more than one person acting as a group, or the acquisitions over a 12-month period ending on the date of the most recent acquisition by such person or persons, of Common Stock possessing 35% or more of the total voting power of the Common Stock. If any one person, or more than one person acting as a group, possesses 35% or more of the total voting power of the Common Stock, the acquisition of additional control of the Company by the same person or persons is not considered to cause a Change in Control of the Company under this paragraph (ii) or under paragraph (i). A Change in Control under this paragraph (ii) also may occur in any transaction in which either of the two corporations involved in the transaction has a Change in Control under paragraph (i) or (iv); (iii) The replacement, during any 12-month period, of a majority of members of the Board by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. A Change in Control under this paragraph (iii) also may occur in any transaction in which either of the two corporations involved in the transaction has a Change in Control under paragraph (i) or (iv); or (iv) The acquisition by any one person or more than one person acting as a group, or the acquisitions over a 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 40% of the total

-7- gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. (A) For purposes of this paragraph (iv), “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. (B) A transfer of assets by the Company is not treated as a Change in Control if the assets are transferred to: (I) A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to Common Stock; (II) An entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (III) A person, or more than one person acting as a group, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company; or (IV) An entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in clause (III). For purposes of this subparagraph (B), a person’s status is determined immediately after the transfer of assets. (h) “Code” means the Internal Revenue Code of 1986, as amended. (i) “Committee” means the Governance and Corporate Responsibility Committee of the Board, or other Committee designated by the Board to be the administrator of the Plan, at the time the term is applied. (j) “Common Stock” means the common stock of the Company, par value $.20 per share. (k) “Common Stock Unit” means a hypothetical investment denominated in units of Common Stock, as set forth in Section 6(c). (l) “Company” means MillerKnoll, Inc., a Michigan corporation. (m) “Deferred Amount” means the dollar amount of a Participant’s Annual Fees which is deferred in a particular Plan Year, including the Cash Deferred Amount and the Stock Deferred Amount, as applicable. (n) “Deferred Termination Date” has the meaning set forth in Section 5(c).

-8- (o) “Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months. (p) “Fair Market Value” means the consolidated closing bid price per share of Common Stock, as determined in accordance with NASDAQ Marketplace Rules. (q) “Participant” means a nonemployee director of the Company who has filed an Election to Participate as provided in Section 5. (r) “Plan Year” means the 12-month period beginning January 1 of any year and ending December 31 of that year. For purposes of the Plan, a Plan Year is the period during which the Annual Fees are payable. (s) “Stock Deferred Amount” means the dollar amount of a Participant’s Annual Fees payable in Common Stock which is deferred in a particular Plan Year in accordance with Section 5(c). 12. Miscellaneous. (a) Designation of Beneficiaries. A Participant may designate in writing a Beneficiary or Beneficiaries to receive any distribution under the Plan which becomes payable after the Participant’s death. A Beneficiary designation must be on a form provided or approved by the Company. A valid Beneficiary designation will be effective when received by the Company, and when received will automatically cancel all prior Beneficiary designations, but only if the Beneficiary designation is received during the participant’s lifetime. If a Participant fails to designate a Beneficiary, or if all Beneficiaries die before the Participant, the Beneficiary will be the Participant’s estate. (b) Administration. Subject to the provisions of the Plan, the Committee shall administer the Plan, including the adoption of rules or the preparation of forms to be used in its operation, and to interpret and apply the provisions hereof as well as any rules which it may adopt. In addition, the Committee may appoint other individuals, firms, or organizations to act as agent of the Company carrying out administrative duties under the Plan. Except as may be provided in a Rabbi Trust, the decisions of the Committee, including, but not limited to, interpretations and determinations of amounts due under this Plan, shall be final and binding on all parties. (c) Withholding. The Participant shall pay to the Company or make arrangements satisfactory to the Company to do so, regarding the payment of federal, state, local, or foreign taxes of any kind required by law to be withheld with respect to any amount includable in the Participant’s gross income with respect to his or her participation in the Plan. (d) Section 409A. It is intended that the payments and benefits provided under this Plan shall comply with the requirements of Section 409A of the Code, and this Plan shall be construed in a manner that effects such intent. Neither any Participant nor the Company shall intentionally take any action to accelerate or delay the payment of any amounts in any manner which would not be in compliance with Section 409A without the

-9- consent of the other party. Nevertheless, the tax treatment of the payments provided under this Plan is not warranted or guaranteed. Neither the Company, its Affiliates, nor their respective directors, officers, employees, or advisers (other than a Participant, as applicable) shall be held liable for any taxes, interest, penalties, or other monetary amounts owed by a Participant or any other taxpayer as a result of this Plan. (e) Governing Law. The validity, construction, and effect of the Plan and any actions taken or relating to the Plan, shall be determined in accordance with the laws of the State of Michigan without regard to its conflict of law rules, and applicable federal law. (f) Notices. All notices or other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand delivered, or if mailed by certified mail, addressed to the Participant at the address contained in the records of the Company, or addressed to the Company or the Committee at the principal office of the Company, as applicable. ——————————— 18728179